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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.


Date of Report (Date of earliest event reported): August 15, 1997
                                                  ---------------

                              IRT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


   Florida                         0-15347                59-2720096
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(State or other                  (Commission            (IRS Employer
jurisdiction of)                  File No.)            Identification No.)


   2400 E. LAS OLAS BLVD., SUITE 128, FORT LAUDERDALE, FLORIDA, U.S.A. 33301
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: (954) 525-8815.
                                                    --------------


                                      N/A
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                        (Former name or former address,
                         if changes since last report)





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Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On August 15, 1997, the Company sold 2 million shares of Common Stock to each of Corporacion de Inversiones, R&G, S.A. and Corporacion de Inversiones, K&Z, S.A for a total price of $400,000 to be paid under promissory notes, against the shares to be held in escrow, in monthly installments of at least $10,000.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IRT Industries, Inc.



                                        By: Richard Rossi
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                                        Its: President
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                                        Date: August 28, 1997
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